                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07853

                         Kalmar Pooled Investment Trust
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Ford B. Draper, Jr., President
                                Barley Mill House
                                3701 Kennett Pike
                              Wilmington, DE 19807
          -------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 800-463-6670

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

KALMAR POOLED INVESTMENT TRUST

                                     [LOGO]

                                       KALMAR "GROWTH-WITH-VALUE" SMALL CAP FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2009

          This report has been prepared for the general information of
        Kalmar Pooled Investment Trust shareholders. It is not authorized for distribution to prospective investors unless
 accompanied or preceded by a current prospectus. Investors are reminded to read the prospectus carefully before investing or sending money.

KALMAR POOLED INVESTMENT TRUST                           REPORT FROM MANAGEMENT
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                            DECEMBER 31, 2009

January 25, 2010

DEAR FELLOW SHAREHOLDERS AND FRIENDS:

What a difference a year makes! Contrast today's increasing optimism and the stock market's strong recovery since the March 9th bottom with the pervasive fear and plunging markets of very early 2009. There are times when faith bred of experience is critical to holding firm in the face of pessimism and apparent risk. Last year at this time was one of those moments.

Discussing the diabolical declines among all asset classes in 2008 and the grave threat posed by the post-Lehman credit market melt-down, we then wrote: "As bad as that all was, we have had a narrow escape -- with authorities around the globe scrambling daily to come back from near-Armageddon, with all emergency stops pulled out to unfreeze credit and buoy the withering world economy. Ultimately these combined efforts will work, but not without more time, mess, pain, and unintended consequences. Faith will need to be re-established in order for economic prosperity to be regained and for the markets to normalize and recover -- but they will. Nevertheless, it won't be easy. The real economy -- which is accelerating sharply downward -- will get worse before it gets better, but negative change in rate of change should moderate in early '09. Inventory rebuilding should then gradually begin and the tide will turn. A still deepening world recession with prolonged recovery is probable; 2009 will be tough economically. But that doesn't mean stock markets won't improve, enormous negatives already are priced in. They will recover first -- and could surprise positively. Risk remains so significant, however, that to not stay focused on high quality, strongly financed companies would be imprudent." We're mighty glad for everyone's sake that things turned out the way they did. The outcome for both the economy and the stock market was anything but a foregone conclusion!

Little purpose is served by re-capping 2009 events, rather we move to summary comments regarding Small cap stocks in 2009 and the Fourth Quarter specifically, with a deeper discussion of the future economic and investment outlook at the end of this letter.

All the uncertainty and trepidation notwithstanding, 2009 turned out to be an excellent year to own Smaller stocks. 2009's gains were driven by risk premiums declining from extremely high levels, from unprecedented central bank liquidity injections, and from an economic outlook that turned quicker and showed sequentially greater recovery than almost all forecasts. Importantly, with the benefit of hindsight, the improving economic momentum trumped calls for a market correction along the way and provided impetus to the low quality, largely uninterrupted rally that carried through from early-March to beyond year end as we write.

For the full year 2009, the US stock market provided attractive absolute gains for all capitalization ranges and investment styles. The Russell 2000 provided a small advantage over the S&P 500 for the year but trailed the Russell 2500 by a wide margin, with the Russell MidCap index the strongest by far. Within smaller cap indexes, Growth stocks led Value stocks also by wide margins. This was due in large part to relatively stronger returns from the

KALMAR POOLED INVESTMENT TRUST              REPORT FROM MANAGEMENT -- CONTINUED
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

Technology and Energy sectors, which are more heavily weighted in the Growth benchmarks, and to weaker relative returns in the Financial Services sector, which is more heavily represented in Value.

The most pronounced influence once the market began to recover in early March, though, was the dramatic outperformance of the very smallest, lowest quality/low ROE, lowest priced, most heavily indebted, most cyclically exposed stocks. We reported on this through the year importantly because it presented a stiff relative performance headwind to quality oriented, legitimate growth company investors like Kalmar. Temporary relative return differentials notwithstanding, we are persuaded that taking a lower risk approach for shareholders was the correct course in so uncertain an environment. To have turned portfolios upside down to speculate in low quality, threatened companies would have violated Kalmar's lower-risk growth investment approach. Much more critically than that, it would have been an imprudently dicey strategy based on something as unsubstantial as a market call.

In the Fourth Quarter 2009 itself, the Russell 2000 Growth Index closed the year with solid returns, but notably lower than the two preceding quarters coming out of the market bottom. The Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") outperformed early in the Quarter as the Smaller cap segment of the market retrenched somewhat compared to Large stocks. In December the Fund gave back some relative performance, however, as the rally reaccelerated, again led by stocks with the lowest prices, low ROE's, and no earnings. The Fund roughly equaled our growth benchmark for the Fourth Quarter. The same was true for the full year, while maintaining ownership of solid, high quality companies throughout, decent performance under the circumstances.

TOTAL RETURNS (%)
AS OF DECEMBER 31, 2009               DECEMBER  QTR-TO-DATE  6-MONTHS  1-YEAR  3-YEAR  5-YEAR  10-YEAR
                                      --------  -----------  --------  ------  ------  ------  -------
Kalmar Small Cap
"Growth-with-Value" Fund (NET)          8.07       3.83        21.42    33.52   -3.53   0.06     4.61
Russell 2000(R) Growth Index            8.56       4.14        20.75    34.47   -4.00   0.87    -1.37
Russell 2000(R) Index                   8.05       3.87        23.90    27.17   -6.07   0.51     3.51
Lipper Small Cap Growth Index           7.47       5.29        22.00    38.03   -4.58   0.25    -0.63
S&P 500 Index                           1.95       6.01        22.50    26.50   -5.64   0.40    -0.97
Nasdaq Composite                        5.81       6.91        23.66    43.89   -2.06   0.85    -5.67


NOTE: RETURNS SHOWN LONGER THAN 1-YEAR ARE ANNUALIZED. THE FUND'S INCEPTION DATE IS 4/11/97. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUES WILL FLUCTUATE, AND UPON REDEMPTION SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CONTACT THE INVESTMENT ADVISER AT 800-463-6670 TO OBTAIN PERFORMANCE CURRENT TO THE MOST RECENT MONTH-END. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ANNUAL GROSS OPERATING EXPENSE, AS STATED IN THE CURRENT PROSPECTUS, IS 1.41%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THAT PRINTED IN THE PROSPECTUS. THE FUND IMPOSES A 2.0% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE. SMALL COMPANY STOCKS ARE GENERALLY RISKIER THAN LARGE COMPANY STOCKS DUE TO GREATER VOLATILITY AND LESS LIQUIDITY.

KALMAR POOLED INVESTMENT TRUST              REPORT FROM MANAGEMENT -- CONTINUED
------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

FOURTH QUARTER PERFORMANCE ATTRIBUTION. (PLEASE RECALL THAT KALMAR DOES NOT INVEST TOP-DOWN SECTORALLY.)

For the Fourth Quarter, our relative sector weights helped modestly in aggregate while our particular holdings overall temporarily detracted from relative returns by just slightly more than that. Kalmar's sector weights are primarily the by-product of our bottom up stock selection process. This quarter, our overweight in Energy and Materials & Processing and our underweight in Health Care were all beneficial. None of our relative sector weight differences detracted from returns.

Strong absolute and relative returns for our holdings in Financial Services, Energy, and Producer Durables were a positive. Our good performance in Financial Services vs. poor performance by that group in the Russell 2000 Growth Index has given us a slightly higher weighting in Financial Services, which is atypical for Kalmar compared to that index. Our holdings in Technology, Materials & Processing and Consumer Discretionary temporarily underperformed the benchmark for no special reason.

RECENT PORTFOLIO ACTIVITY.

During the Fourth Quarter the Fund purchased nine new holdings and sold five completely. "Peel the onion" trim and add activity was considerable. To provide a flavor for new investment opportunities our research is creating what we believe will benefit from both their particular special positioning to generate strong growth in addition to the improving economy, we offer the following examples:

      - NETSCOUT SYSTEMS, INC.(1) (NTCT) Market Cap $520 Million: The company is the leading provider of high-end network performance and application management diagnostic solutions, and appears well positioned to benefit substantially from both pent-up and secularly improving demand from its broad technology client base.

      - PROSPERITY BANCSHARES, INC (2) (PRSP) Market Cap $1.9 Billion: This Texas based bank is one of the higher quality lending institutions in the US, has maintained conservative loan to value ratios, has an underleveraged balance sheet, and continues to attract loan officers from challenged competitors. In addition it appears strategically positioned to be active in FDIC assisted deals that are typically highly accretive, as well as to grow its loan portfolio meaningfully as the economy improves.

      - BRIGHAM EXPLORATION CO (3) (BEXP) Market Cap $472 Million: This oil and gas exploration company has important acreage in the Bakken shale in Montana/North Dakota and in the Three Forks Sanish formation in North Dakota that have the potential to provide significant oil reserve growth as new horizontal drilling techniques and multi-stage fracs are increasing resource recovery at attractive costs.

----------
(1)   Netscout Systems, Inc (0.6% of the Fund's net assets)

(2)   Prosperity Bancshares, Inc (1.0% of the Fund's net assets)

(3)   Brigham Exploration Co (0.9% of the Fund's net assets)

KALMAR POOLED INVESTMENT TRUST              REPORT FROM MANAGEMENT -- CONTINUED
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

ECONOMIC AND MARKET OUTLOOK.

Financial system repair is mostly complete and recovery in World growth is definitely underway, in a synchronized recovery led by China, India and commodity based economies. US economic data points increasingly evidence gathering strength. At home, Fourth Quarter growth was much stronger than Third Quarter, despite the stimulus of cash-for-clunkers and first time home buyer incentives. Christmas retail was also better than generally forecast. Our earlier argument for a stronger than consensus recovery into and through 2010 seems to be developing. Many economists and strategists have by now come around to that view. And also, as gleaned from our direct company research contacts, managements across the breadth of economic sectors continue to become more optimistic.

Accordingly, though we continue to invest against a range of the more probable economic recovery outcomes from slow to robust, we have been gradually increasing the economic sensitivity of the Fund portfolio. Still, we are seeking high quality companies that, in our opinion, should be able to prosper because of special growth drivers, internal initiatives, and particularly favorable positioning whatever the ultimate profile and slope of this recovery.

Earlier calls by many observers for a meaningful market correction - or at least a consolidation - have been effectively trumped so far by the more robust recovery case that was indeed developing. That said, the valuation expansion "hope phase" of the market recovery cycle is now largely over. This should require incremental profit growth for 2010/2011 and the inception of meaningful revenue growth to drive additional overall stock market gains. Deep cost cutting has produced better than expected profits so far, but revenues must kick in to offset worries about possible increases in inflation and interest rates as we move toward 2011. Furthermore, with both equity valuations and investor earnings expectations raised considerably, companies will be harder pressed to beat imbedded optimism. Recently, one could see that in the ho-hum reaction of investors to many retailer same-store-sales and profit-beating pre-announcements made in the last two weeks.

Taking a slightly different angle on the outlook, from earlier extreme concern for US economic prospects that ranged from fears of Armageddon to at best a protracted stuttering recovery, the credit markets have mounted an impressive and ongoing rally. Unprecedented risk spreads have narrowed to near normal and financing access has revived. Thus, credit influences appear better than late 2007 and starkly opposite 2008, when the financial system froze and chilling credit stresses drove what might have been a "normal" recession into something globally awful. In contrast, now we expect positive reinforcement from improving credit markets that could help generate upside economic surprise as 2010 moves forward. Thus, while equity market corrections are bound to occur this year, we think they will be just that and not the beginning of something more ominous - at least until inflation risk appears or major geopolitical shocks intervene.

Whatever transpires in the stock market short run, we believe a gradually accelerating and sustainable recovery with low inflation appears probable for now. This should continue to calm the doubters and draw additional inflows to today's reasonably valued market from the still high mountain of sideline cash, providing significant upside opportunity. In that context, our optimism remains in tact. Focusing on holding-by-holding individual company

KALMAR POOLED INVESTMENT TRUST              REPORT FROM MANAGEMENT -- CONTINUED
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

judgments, which are more accurately assessable than the unpredictability's of the Big Picture, we are even more optimistic about the longer term potential returns of the Kalmar Fund. And if market breadth narrows, which seems likely because investors will need to focus on better companies that have real reason to grow robustly going forward - instead of the leaky boats that temporarily had the most to gain from a rising tide - we believe the Fund's portfolio should do that much better still.

ORGANIZATIONAL DEVELOPMENTS.

Two additional investment team members were invited to become partners in the firm at year-end, while three current firm shareholders were invited to increase their ownership stakes. On January 8, 2010, Greg Hartley left the firm. Kalmar's several functional teams are cohesive and productive as usual.

This brings our best wishes for a healthy and prosperous winter season. We look forward to warming weather - and hope for you to experience the same.

Yours faithfully,

/s/ Ford B. Draper
Ford B. Draper, Jr., President

KALMAR POOLED INVESTMENT TRUST

KALMAR POOLED INVESTMENT TRUST              REPORT FROM MANAGEMENT -- CONTINUED
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

IMPORTANT DISCLOSURES

Kalmar's comments reflect the investment adviser's general opinions regarding the market, economy, and any stocks mentioned or stock opinions given, were current only as of the date of this letter, and are subject to change at any time. The information provided in this letter is not sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

A preponderant portion of the investments in the Fund are in small cap stocks. Investments in small cap stocks involve greater risks than investments in larger, more established companies, are more volatile, and may suffer significant losses. Further, the market for small cap stocks is generally less liquid than the markets for larger stocks, which can contribute to increased price volatility of small cap stocks.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular sector. The performance of any single portfolio holding is no indication of the performance of other portfolio holdings or of the performance of the Fund itself.

The Fund held the position weights referenced as of 12/31/2009.

The Russell 2000(R) Growth Index and the Russell 2000(R) Index are registered trademarks of Russell Investments. Russell is a trademark of Russell Investments. The Lipper Small Cap Growth Fund Index measures the performance of the 30 largest small capitalization growth equity funds tracked by Lipper, Inc. For comparative purposes, the S&P 500 and NASDAQ Composite indexes are shown. The S&P 500 Index is an unmanaged group of securities generally considered to represent the performance of the large capitalization sector of the U.S. equity market. The S&P 500 Index returns reflect reinvestment of dividends but do not reflect fees, brokerage commissions, or other expenses of investing. The NASDAQ Composite Index is an unmanaged, broad based index of over 5,000 stocks that consist of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The NASDAQ Composite Index is market-value weighted.

THE INDICES MENTIONED HEREIN ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT. UNLIKE A MUTUAL FUND, THE PERFORMANCE OF THESE INDICES ASSUMES NO TAXES, TRANSACTION COSTS, MANAGEMENT FEES OR OTHER EXPENSES.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. CONTACT 800-282-2319 FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

   Distributed by PFPC Distributors, 760 Moore Road, King of Prussia, PA 19406

KALMAR POOLED INVESTMENT TRUST              REPORT FROM MANAGEMENT -- CONCLUDED
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

      KALMAR POOLED INVESTMENT TRUST -- "GROWTH-WITH-VALUE" SMALL CAP FUND GROWTH OF $10,000 VS. THE RUSSELL 2000 GROWTH(R) INDEX, THE RUSSELL 2000(R)
                INDEX AND THE LIPPER SMALL CAP GROWTH FUND INDEX

                                  [BAR GRAPH]

*   The Fund commenced operations on April 11, 1997.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING 800-463-6670. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ANNUAL GROSS OPERATING EXPENSE, AS STATED IN THE CURRENT PROSPECTUS, IS 1.41%. THIS RATE CAN FLUCTUATE AND MAY DIFFER FROM THE ACTUAL EXPENSES INCURRED FOR THE PERIOD COVERED BY THIS REPORT. THE FUND IMPOSES A 2% REDEMPTION FEE CALCULATED AS A PERCENTAGE OF THE AMOUNT REDEEMED AND IS CHARGED ONLY IF SHARES ARE REDEEMED WITHIN 90 DAYS OF PURCHASE.

The Russell 2000 Growth(R) and the Russell 2000(R) indices are unmanaged stock market indices and do not reflect any asset-based charges for investment management or transaction expenses.

The Lipper Small Cap Growth Fund Index is calculated using a weighted aggregate composite index formula which is rebased annually. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies.

KALMAR POOLED INVESTMENT TRUST                 FUND EXPENSE EXAMPLE
-------------------------------                         (UNAUDITED)
"GROWTH-WITH-VALUE" SMALL CAP FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2009.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ended December 31, 2009" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

                                               KALMAR "GROWTH-WITH-VALUE" SMALL-CAP FUND
                                  -------------------------------------------------------------------
                                                                                 EXPENSES PAID DURING
                                  BEGINNING ACCOUNT VALUE  ENDING ACCOUNT VALUE    SIX MONTHS ENDING
                                        JULY 1, 2009         DECEMBER 31, 2009    DECEMBER 31, 2009*
                                  -----------------------  --------------------  --------------------
Actual                                    $1,000.00             $1,214.20                 $7.93
Hypothetical (5% return before
expenses)                                 $1,000.00             $1,017.96                 $7.25


* Expenses are equal to the Fund's annualized expense ratio of 1.42% multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 21.42% for the six-month period of July 1, 2009 to December 31, 2009.

KALMAR POOLED INVESTMENT TRUST                 PORTFOLIO HOLDINGS SUMMARY TABLE
-------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                 DECEMBER 31, 2009 (UNAUDITED)

                                                                      % OF
                                                                       NET
                                                                     ASSETS     VALUE
                                                                     ------  ------------
Common Stock:
   Technology Services.................................               17.4%  $ 44,152,629
   Commercial Services ................................               16.1     40,689,915
   Healthcare..........................................               15.4     38,898,118
   Electronic Technology...............................               10.8     27,348,268
   Consumer Services...................................                7.6     19,156,765
   Energy..............................................                7.1     17,969,053
   Retail Trade........................................                6.4     16,256,679
   Producer Manufacturing..............................                6.0     15,157,858
   Materials & Processing..............................                3.5      8,783,786
   Finance.............................................                2.9      7,443,365
   Transportation......................................                2.5      6,377,740
   Consumer Non-Durables...............................                1.9      4,851,083
   Consumer Durables...................................                1.3      3,352,339
   Utilities...........................................                0.7      1,762,134
Money Market Securities................................                0.5      1,341,119
                                                                     ------  ------------

Total Investments......................................              100.1    253,540,851
Liabilities in excess of Other Assets .................               (0.1)      (267,679)
                                                                     ------  ------------

NET ASSETS -- 100.0% ..................................              100.0%  $253,273,172
                                                                     ======  ============

KALMAR POOLED INVESTMENT TRUST                           SCHEDULE OF INVESTMENTS
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009

                                                                  VALUE
                                                   SHARES        (NOTE 2)
                                                 ----------    -----------
COMMON STOCK -- 99.6%

COMMERCIAL SERVICES -- 16.1%

   ADVERTISING/MARKETING SERVICES -- 0.4%
   ValueClick, Inc. *  ........................      90,180    $   912,622
                                                               -----------

   COMMERCIAL PRINTING/FORMS -- 0.4%
   InnerWorkings, Inc. * ......................     168,860        996,274
                                                               -----------

   ENGINEERING/CONSTRUCTION -- 1.8%
   Chicago Bridge & Iron Co. N.V. * ...........     231,520      4,681,334
                                                               -----------

   ENVIRONMENTAL SERVICES -- 1.0%
   Clean Harbors, Inc. * ......................      42,120      2,510,773
                                                               -----------

   FOOD DISTRIBUTORS -- 1.9%
   United Natural Foods, Inc. * ...............     177,370      4,742,874
                                                               -----------

   MEDICAL DISTRIBUTORS --2.5%.................
   PSS World Medical, Inc. * ..................     277,690      6,267,463
                                                               -----------

   MISCELLANEOUS COMMERCIAL SERVICES -- 6.0%
   Concur Technologies, Inc. * ................      66,300      2,834,325
   Constant Contact, Inc. * ...................     121,480      1,943,680
   Corrections Corporation of America * .......     209,584      5,145,287
   Global Traffic Network, Inc. * .............     131,535        545,870
   SkillSoft PLC ADR,* ........................     339,470      3,557,646
   Ultimate Software Group, Inc. * ............      41,790      1,227,372
                                                               -----------

                                                                15,254,180
                                                               -----------

   WHOLESALE DISTRIBUTOR -- 2.1%
   MSC Industrial Direct Co., Inc. (A Shares)       113,285      5,324,395
                                                               -----------

   TOTAL COMMERCIAL SERVICES ..................                 40,689,915
                                                               -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009

                                                                  VALUE
                                                   SHARES       (NOTE 2)
                                                 ----------    -----------
CONSUMER DURABLES -- 1.3%

   AUTOMOTIVE AFTERMARKET -- 1.3%
   LKQ Corp. * ................................     171,125    $ 3,352,339
                                                               -----------

   TOTAL CONSUMER DURABLES.....................                  3,352,339
                                                               -----------

CONSUMER NON-DURABLES -- 1.9%

   BEVERAGES -- 0.5%
   Central European Distribution Corp. * ......      47,275      1,343,083
                                                               -----------

   FOOD: MEAT /FISH/DAIRY -- 0.8%
   Smart Balance, Inc. * ......................     326,130      1,956,780
                                                               -----------

   FOOD: SPECIALTY/CANDY -- 0.6%
   Lance, Inc. ................................      49,980      1,314,474
   SunOpta, Inc. * ............................      70,460        236,746
                                                               -----------

                                                                 1,551,220
                                                               -----------

   TOTAL CONSUMER NON-DURABLES ................                  4,851,083
                                                               -----------


CONSUMER SERVICES -- 7.6%

   OTHER CONSUMER SERVICES -- 5.1%
   American Public Education, Inc. * ..........      55,700      1,913,852
   DeVry, Inc. ................................     118,555      6,725,625
   Life Time Fitness, Inc. * ..................     174,460      4,349,288
                                                               -----------

                                                                12,988,765
                                                               -----------

   RESTAURANTS -- 2.5%
   BJ's Restaurants, Inc. * ...................     152,905      2,877,672
   Ruby Tuesday, Inc. * .......................     456,990      3,290,328
                                                               -----------

                                                                 6,168,000
                                                               -----------

   TOTAL CONSUMER SERVICES ....................                 19,156,765
                                                               -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009

                                                                  VALUE
                                                   SHARES       (NOTE 2)
                                                 ----------    -----------
ELECTRONIC TECHNOLOGY -- 10.8%

   COMPUTER COMMUNICATIONS -- 0.5%
   Ixia * .................................         166,670    $ 1,240,025
                                                               -----------

   ELECTRONIC COMPONENTS -- 1.7%
   Rogers Corp. *..........................         139,790      4,237,035
                                                               -----------

   ELECTRONIC PRODUCTION EQUIPMENT -- 3.8%
   ATMI, Inc. *  ..........................         174,060      3,240,997
   FEI Co. *...............................         125,820      2,939,155
   Teradyne, Inc. *........................         325,730      3,495,083
                                                               -----------

                                                                 9,675,235
                                                               -----------

   SEMICONDUCTORS -- 4.0%
   Atmel Corp. *...........................         731,990      3,374,474
   Diodes, Inc. *..........................          71,075      1,453,484
   Microsemi Corp. *.......................         163,610      2,904,078
   Monolithic Power Systems, Inc. *........         103,950      2,491,682
                                                               -----------

                                                                10,223,718
                                                               -----------

   TELECOMMUNICATIONS EQUIPMENT -- 0.8%
   Polycom, Inc. * ........................          78,985      1,972,255
                                                               -----------

   TOTAL ELECTRONIC TECHNOLOGY.............                     27,348,268
                                                               -----------

ENERGY -- 7.1%

   CONTRACT DRILLING -- 1.2%
   Atwood Oceanics, Inc. *.................          83,520      2,994,192
                                                               -----------

   OIL & GAS PRODUCTION --  4.7%
   Brigham Exploration Co. *...............         161,150      2,183,582
   Niko Resources, Ltd. (Canadian).........          51,965      4,877,528
   Rex Energy Corp. *......................         127,410      1,528,920
   Ultra Petroleum Corp. *.................          67,325      3,356,825
                                                               -----------

                                                                11,946,855
                                                               -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009

                                                                  VALUE
                                                   SHARES       (NOTE 2)
                                                 ----------    -----------
ENERGY -- (CONTINUED)

   OILFIELD SERVICES/EQUIPMENT --  1.2%
   Core Laboratories N.V. .....................      25,635    $ 3,028,006
                                                               -----------

   TOTAL ENERGY ...............................                 17,969,053
                                                               -----------

FINANCE -- 2.9%

   FINANCE/RENTAL/LEASING --  0.9%
   Mobile Mini, Inc. * ........................     174,280      2,455,605
                                                               -----------

   INVESTMENT BANKS/BROKERS --  1.0%
   Evercore Partners, Inc. (A Shares) .........      81,680      2,483,072
                                                               -----------

   REGIONAL BANKS --  1.0%
   Prosperity Bancshares, Inc. ................      61,890      2,504,688
                                                               -----------

   TOTAL FINANCE ..............................                  7,443,365
                                                               -----------

HEALTHCARE -- 15.4%

   BIOTECHNOLOGY --  2.7%
   Luminex Corp. * ............................     210,580      3,143,959
   Martek Biosciences Corp. * .................     135,390      2,564,287
   Meridian Bioscience, Inc. ..................      52,620      1,133,961
                                                               -----------

                                                                 6,842,207
                                                               -----------

   MEDICAL SPECIALTIES --  7.6%
   Analogic Corp. .............................      18,670        718,982
   Cooper Companies, Inc. (The) ...............     245,210      9,347,405
   ResMed, Inc. * .............................     134,250      7,017,248
   SonoSite, Inc. * ...........................      92,870      2,194,518
                                                               -----------

                                                                19,278,153
                                                               -----------

   MEDICAL/NURSINGSERVICES --  0.9%
   VCA Antech, Inc. * .........................      93,660      2,334,007
                                                               -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009

                                                                  VALUE
                                                   SHARES        (NOTE 2)
                                                 ----------    -----------
HEALTHCARE -- (CONTINUED)

   SERVICES TO THE HEALTHINDUSTRY --  4.2%
   eResearch Technology, Inc. * ...............     124,820    $    750,168
   Healthcare Services Group, Inc. ............     153,670       3,297,758
   MedAssets, Inc. * ..........................     166,430       3,529,980
   Phase Forward, Inc. * ......................     186,700       2,865,845
                                                               ------------

                                                                 10,443,751
                                                               ------------

   TOTAL HEALTHCARE ...........................                  38,898,118
                                                               ------------

MATERIALS & PROCESSING -- 3.5%

   CHEMICALS: SPECIALTY --  2.8%
   Albemarle Corp. ............................     194,010       7,056,144
                                                               ------------

   INDUSTRIAL SPECIALTIES --  0.7%
   Polypore International, Inc. * .............     145,180       1,727,642
                                                               ------------

   TOTAL MATERIALS & PROCESSING ...............                   8,783,786
                                                               ------------

PRODUCER MANUFACTURING -- 6.0%

   AUTO PARTS: OEM -- 1.5%
   Gentex Corp. ...............................     216,920       3,872,022
                                                               ------------

   ELECTRICAL PRODUCTS --  3.1%
   Belden, Inc. ...............................     142,260       3,118,339
   EnerSys, Inc. * ............................     209,830       4,588,982
                                                               ------------

                                                                  7,707,321
                                                               ------------

   INDUSTRIAL MACHINERY --  1.4%
   Kennametal, Inc. ...........................     138,060       3,578,515
                                                               ------------

   TOTAL PRODUCER MANUFACTURING. ..............                  15,157,858
                                                               ------------

RETAIL TRADE -- 6.4%

   APPAREL/FOOTWEAR RETAIL --  1.9%
   DSW, Inc. (A Shares) * .....................     190,560       4,931,693
                                                               ------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONTINUED
--------------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009

                                                                 Value
                                                   Shares      (Note 2)
                                                  --------   -------------
RETAIL TRADE -- (CONTINUED)

   INTERNET RETAIL -- 0.3%
   1-800-FLOWERS.COM, Inc. (A Shares) *.........   277,690   $     735,879
                                                             -------------
   SPECIALTY STORES -- 4.2%
   GameStop Corp. (A Shares) *..................   114,100       2,503,354
   Tractor Supply Co. *.........................    94,555       5,007,633
   Ulta Salon Cosmetics & Fragrance, Inc. *.....   169,500       3,078,120
                                                             -------------

                                                                10,589,107
                                                             -------------

   TOTAL RETAIL TRADE  .........................                16,256,679
                                                             -------------

   TECHNOLOGY SERVICES  -- 17.4%

   DATA PROCESSING SERVICES -- 7.1%
   Alliance Data Systems Corp. *................    67,580       4,364,992
   CyberSource Corp. *..........................   405,930       8,163,252
   Euronet Worldwide, Inc. *....................   127,800       2,805,210
   NeuStar, Inc. (A Shares) *...................   118,260       2,724,710
                                                             -------------

                                                                18,058,164
                                                             -------------

   INFORMATION TECHNOLOGY SERVICES -- 4.5%
   Micros Systems, Inc. *.......................    56,200       1,743,886
   NetScout Systems, Inc. *.....................   107,380       1,572,043
   NICE-Systems, Ltd., Sponsored ADR *..........   131,900       4,094,176
   Sapient Corp. *..............................   297,330       2,458,919
   Syntel, Inc. ................................    42,900       1,631,487
                                                             -------------

                                                                11,500,511
                                                             -------------

   INTERNET SOFTWARE/SERVICES -- 2.9%
   Digital River, Inc. *........................    62,800       1,694,972
   NIC, Inc. ...................................   235,767       2,154,910
   RightNow Technologies, Inc. *................   194,145       3,372,299
                                                             -------------

                                                                 7,222,181
                                                             -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONTINUED
--------------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009



                                                               Value
                                                 Shares      (Note 2)
                                                --------   -------------
TECHNOLOGY SERVICES -- (CONTINUED)

   PACKAGED SOFTWARE -- 2.9%
   Ariba, Inc. * ..............................  267,180   $   3,345,094
   Rovi Corp. * ...............................  126,347       4,026,679
                                                           -------------

                                                               7,371,773
                                                           -------------

   TOTAL TECHNOLOGY SERVICES   ................               44,152,629
                                                           -------------

TRANSPORTATION -- 2.5%

   AIR FREIGHT/COURIERS -- 2.5%
   Atlas Air Worldwide Holdings, Inc. * .......   86,690       3,229,202
   UTi Worldwide, Inc..........................  219,870       3,148,538
                                                           -------------

                                                               6,377,740
                                                           -------------

   TOTAL TRANSPORTATION  ......................                6,377,740
                                                           -------------

UTILITIES -- 0.7%

   GAS DISTRIBUTORS -- 0.7%
   Clean Energy Fuels Corp. * .................  114,350       1,762,134
                                                           -------------

   TOTAL UTILITIES  ...........................                1,762,134
                                                           -------------

   TOTAL COMMON STOCK (COST $203,996,567) .....              252,199,732
                                                           -------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST              SCHEDULE OF INVESTMENTS -- CONCLUDED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND                             DECEMBER 31, 2009


                                                                      Value
                                                        Shares      (Note 2)
                                                       --------   -------------
MONEY MARKET SECURITIES -- 0.5%

MONEY MARKET FUNDS -- 0.5%
 BlackRock Liquidity Funds TempCash Portfolio........   670,559   $     670,559
 BlackRock Liquidity Funds TempFund Portfolio........   670,560         670,560
                                                                  -------------

                                                                      1,341,119
                                                                  -------------

 TOTAL MONEY MARKET SECURITIES (COST $1,341,119).....                 1,341,119
                                                                  -------------

 TOTAL INVESTMENTS (Cost $205,337,686) -- 100.1%.....               253,540,851

 LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%.....                  (267,679)
                                                                  -------------

 NET ASSETS -- 100.0%................................             $ 253,273,172
                                                                  =============



*    Non-income producing security

ADR -- American Depository Receipt

Note: The descriptions and industry classifications of the companies shown in the schedule of investments were obtained from published reports and other sources believed to be reliable and are not covered by the Report of the Independent Registered Public Accounting Firm.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST               STATEMENT OF ASSETS AND LIABILITIES
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND



                                                                                                   AS OF
                                                                                             DECEMBER 31, 2009
                                                                                             -----------------
ASSETS:
Investment in securities, at fair value
    (Cost $205,337,686) ...................................................................  $     253,540,851
Receivables for:
    Capital shares subscribed .............................................................            317,791
    Dividends .............................................................................             57,199
Other assets ..............................................................................             67,232
                                                                                             -----------------

    Total Assets ..........................................................................        253,983,073
                                                                                             -----------------

LIABILITIES:

Payables for:

    Capital shares redeemed ..............................................................             366,102
    Advisory fee .........................................................................             215,068
    Accrued expenses and other liabilities ...............................................             128,731
                                                                                              ----------------

    Total Liabilities ....................................................................             709,901
                                                                                             -----------------

NET ASSETs ................................................................................  $     253,273,172
                                                                                             =================

NET ASSETS CONSISTED OF:
Shares of beneficial interest .............................................................  $         207,855
Additional paid-in capital ................................................................        217,423,583
Accumulated net realized loss on investments and foreign currency related transactions ....        (12,561,447)
Net unrealized appreciation on investments and foreign currency related transactions ......         48,203,181
                                                                                             -----------------

NET ASSETS FOR 20,785,505 SHARES OUTSTANDING ..............................................  $     253,273,172
                                                                                             =================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($253,273,172/20,785,505 outstanding shares of beneficial interest,
$0.01 par value, unlimited authorized shares) .............................................  $           12.19
                                                                                             =================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST                           STATEMENT OF OPERATIONS
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

                                                                                                     FOR THE
                                                                                                    YEAR ENDED
                                                                                                 DECEMBER 31, 2009
                                                                                                 -----------------
INVESTMENT INCOME:
   Dividends (net of $7,832 foreign taxes withheld) .........................................   $          892,539
                                                                                                 -----------------
        Total income ........................................................................              892,539
                                                                                                 -----------------

EXPENSES:
   Advisory fees (Note 4) ...................................................................            2,372,643
   Transfer agent fees (Note 4) .............................................................              418,689
   Accounting and administration fees (Note 4) ..............................................              267,613
   Trustees' fees ...........................................................................               75,641
   Legal fees ...............................................................................               74,851
   Compliance service fees ..................................................................               69,304
   Printing & shareholder report fees .......................................................               42,364
   Registration fees ........................................................................               33,437
   Audit Fees ...............................................................................               32,805
   Custodian fees (Note 4) ..................................................................               23,291
   Miscellaneous ............................................................................               60,560
                                                                                                 -----------------

        Total expenses  .....................................................................            3,471,198
                                                                                                 -----------------

NET INVESTMENT LOSS..........................................................................           (2,578,659)
                                                                                                 -----------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
   Net realized loss from investments and foreign currency related transactions..............           (9,670,232)
   Net change in unrealized appreciation/(depreciation) on investments
    and foreign currency related transactions    ............................................           81,974,277
                                                                                                 -----------------

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN CURRENCY RELATED
   TRANSACTIONS .............................................................................           72,304,045
                                                                                                 -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................................    $      69,725,386
                                                                                                 =================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST               STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

                                                                              FOR THE               FOR THE
                                                                             YEAR ENDED           YEAR ENDED
                                                                          DECEMBER 31, 2009    DECEMBER 31, 2008
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment loss................................................  $      (2,578,659)   $      (2,957,077)
     Net realized loss from investments and foreign currency related
         transactions...................................................         (9,670,232)          (2,843,846)
     Net change in unrealized appreciation/(depreciation) on
         investments and foreign currency related transactions..........         81,974,277         (148,187,481)
                                                                          -----------------    -----------------

     Net increase/(decrease) in net assets resulting from operations....         69,725,386         (153,988,404)
                                                                          -----------------    -----------------
SHARE TRANSACTIONS (a):
     Proceeds from shares sold..........................................         53,856,577          108,116,118
     Proceeds from shares reinvested....................................                 --              245,338
     Redemption fees....................................................             17,410               11,363
     Cost of shares redeemed............................................        (84,287,630)        (101,147,550)
                                                                          -----------------    -----------------

         Net increase/(decrease) in net assets from share transactions..        (30,413,643)           7,225,269
                                                                          -----------------    -----------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS.................................         39,311,743         (146,763,135)
NET ASSETS:
     Beginning of Year..................................................        213,961,429          360,724,564
                                                                          -----------------    -----------------

     End of Year........................................................  $     253,273,172    $     213,961,429
                                                                          =================    =================

(a) TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST WERE:
     Shares sold........................................................          5,498,761            8,565,109
     Shares reinvested..................................................                 --               15,952
     Shares redeemed....................................................         (8,152,906)          (8,717,038)
                                                                          -----------------    -----------------

     Net decrease in shares.............................................         (2,654,145)            (135,977)
     Shares outstanding - Beginning of Year.............................         23,439,650           23,575,627
                                                                          -----------------    -----------------

     Shares outstanding - End of Year...................................         20,785,505           23,439,650
                                                                          =================    =================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST                              FINANCIAL HIGHLIGHTS
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD BASED ON AVERAGE SHARES
OUTSTANDING:

                                                                       FOR THE YEARS ENDED DECEMBER 31
                                                   ----------------------------------------------------------------------
                                                      2009           2008           2007           2006           2005
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at beginning of year.............  $     9.13     $    15.30     $    16.81     $    16.53     $    16.17
                                                   ----------     ----------     ----------     ----------     ----------
INVESTMENT OPERATIONS
Net investment loss..............................       (0.11)         (0.12)         (0.17)         (0.16)         (0.12)

Net realized and
     unrealized gain (loss) on
     investments.................................        3.17          (6.05)          2.32           1.19           0.97
                                                   ----------     ----------     ----------     ----------     ----------
         Total from investment
             operations..........................        3.06          (6.17)          2.15           1.03           0.85
                                                   ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
From net realized gain on
     investments.................................          --             --          (3.66)         (0.75)         (0.49)
                                                   ----------     ----------     ----------     ----------     ----------
Total distributions..............................          --             --          (3.66)         (0.75)         (0.49)
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of
     year........................................  $    12.19     $     9.13     $    15.30     $    16.81     $    16.53
                                                   ==========     ==========     ==========     ==========     ==========
Total return.....................................       33.52%        (40.33)%        12.68%          6.17%          5.26%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses to average net assets...................        1.46%          1.40%          1.34%          1.32%          1.29%
Net investment loss to average
     net assets..................................       (1.09)%        (0.94)%        (1.04)%        (0.90)%        (0.79)%
Portfolio turnover rate..........................       32.14%         33.96%         37.80%         30.81%         29.51%
Net assets at end of year
     (000's omitted).............................  $  253,273     $  213,961     $  360,725     $  435,171     $  423,338

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

KALMAR POOLED INVESTMENT TRUST                     NOTES TO FINANCIAL STATEMENTS
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

1. ORGANIZATION. The Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") is the sole series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware statutory trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund.

SECURITY VALUATION. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price. Lacking any sales, the security is valued at the mean between the closing asked and bid price. Money market and short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. All other securities are valued at fair value as determined in good faith under the direction of the Board of Trustees.

FAIR VALUE MEASUREMENTS. The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described in the hierarchy below:

-     Level 1 -- quoted prices in active markets for identical securities

-     Level 2 -- prices determined using other significant observable inputs
                (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

-     Level 3 -- prices determined using significant unobservable inputs
                 (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2009, in valuing the Fund's assets carried at fair value:

                                                             LEVEL 2 -
                              TOTAL                            OTHER       LEVEL 3 -
                            VALUE AT           LEVEL 1 -    SIGNIFICANT    SIGNIFICANT
                           DECEMBER 31,        QUOTED       OBSERVABLE    UNOBSERVABLE
                              2009             PRICES          INPUTS        INPUTS
                          --------------   --------------   -----------   ------------
Common Stocks*..........  $  252,199,732   $  252,199,732     $    --       $    --
Short-Term Investments..       1,341,119        1,341,119          --            --
                          --------------   --------------     -------       -------
     Total..............  $  253,540,851   $  253,540,851     $    --       $    --
                          ==============   ==============     =======       =======

* Please refer to the Schedule of Investments for industry and security type breakouts.

For the year ended December 31, 2009, the Fund held no securities which measured their fair value using level 3 inputs.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the cur-

KALMAR POOLED INVESTMENT TRUST        NOTES TO FINANCIAL STATEMENTS -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

rent rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

FEDERAL INCOME TAXES. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

As of December 31, 2009, the tax cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes............................ $   205,478,677
                                                                 ---------------
Gross tax unrealized appreciation...............................      65,144,823
Gross tax unrealized depreciation...............................     (17,082,649)
                                                                 ---------------
Net tax unrealized appreciation on investments.................. $    48,062,174
                                                                 ===============

The temporary difference in book and tax cost is due to wash sale loss deferrals.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. Some countries in which the Fund invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

KALMAR POOLED INVESTMENT TRUST        NOTES TO FINANCIAL STATEMENTS -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

Purchases........................................................  $  73,351,503
Sales............................................................     98,376,574

4. REDEMPTION FEES. In accordance with the prospectus, the Fund charges a redemption fee of 2% on proceeds from shares redeemed within 90 days following their acquisition. The redemption fee is included as a separate line item under the Share Transactions section on the Statements of Changes in Net Assets.

5. INVESTMENT ADVISER AND OTHER SERVICES. The Fund employs Kalmar Investment Advisers (the "Adviser") as its investment adviser. Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee of 1.00% on the first $750 million of average daily net assets; 0.975% on the next $250 million of average daily net assets; and 0.95% on amounts exceeding $1 billion average daily net assets. For the year ended December 31, 2009, investment advisory fees were $2,372,643.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), a member of The PNC Financial Services Group, Inc., serves as administrator and accounting services agent for the Trust pursuant to an Administration and Accounting Services Agreement with the Trust.

PFPC Distributors, Inc., an affiliate of PNC, serves as the principal underwriter and distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust. PNC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Services Agreement with the Trust.

PFPC Trust Company, an affiliate of PNC, serves as Custodian of the assets of the Fund pursuant to a Custodian Services Agreement with the Trust.

6. DISTRIBUTIONS TO SHAREHOLDERS. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

7. RECLASSIFICATION IN THE CAPITAL ACCOUNTS. The following permanent difference is primarily attributable to a net operating loss and foreign currency gains/(losses) and has been reclassified to the accounts in the chart below as of December 31, 2009.

                        UNDISTRIBUTED NET              ACCUMULATED
PAID-IN CAPITAL          INVESTMENT LOSS            NET REALIZED LOSS
---------------         -----------------           -----------------
  $(2,557,056)             $2,578,659                   $(21,603)

KALMAR POOLED INVESTMENT TRUST        NOTES TO FINANCIAL STATEMENTS -- CONCLUDED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

8. COMPONENTS OF DISTRIBUTABLE EARNINGS. As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

CAPITAL (LOSS)    UNDISTRIBUTED     UNDISTRIBUTED             UNREALIZED
 CARRYFORWARD    ORDINARY INCOME   LONG-TERM GAINS   APPRECIATION/(DEPRECIATION)
--------------   ---------------   ---------------   ---------------------------
$(12,420,456)          $--               $--                 $48,062,190

At December 31, 2009, the Fund had a capital loss carryforward of $12,420,456 available to offset future capital gains. The capital loss carryforwards will expire in 2016 ($2,843,509) and 2017 ($9,576,947), if they are not utilized by future capital gains.

9. CONTRACTUAL OBLIGATIONS. The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

10. NEW ACCOUNTING PRONOUNCEMENT. In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2010-06 ("ASU 2010-06") IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

11. SUBSEQUENT EVENTS. Management has evaluated the impact of all subsequent events on the Fund through February 24, 2010, the date the financial statements were issued, and has determined that there was the following subsequent event:

On February 2, 2010, The PNC Financial Services Group, Inc. entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, The PNC Financial Services Group, Inc. will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC, an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc.

The Stock Sale includes PNC, PFPC Trust Company and PFPC Distributors, Inc. and is expected to close in the third quarter of 2010.

KALMAR POOLED INVESTMENT TRUST          REPORT OF INDEPENDENT REGISTERED PUBLIC
----------------------------------      ACCOUNTING FIRM
"GROWTH-WITH-VALUE" SMALL CAP FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
KALMAR POOLED INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Kalmar "Growth-with-Value" Small Cap Fund (the "Fund") (the sole portfolio of Kalmar Pooled Investment Trust) (the "Trust"), as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kalmar "Growth-with-Value" Small Cap Fund (the sole portfolio of Kalmar Pooled Investment Trust) as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
February 24, 2010

KALMAR POOLED INVESTMENT TRUST                                   FUND MANAGEMENT
----------------------------------                                   (UNAUDITED)
"GROWTH-WITH-VALUE" SMALL CAP FUND

Information pertaining to the Trustees and Officers of the Trust is set forth below. The statement of additional information contains additional information about the Trustees and is available without charge, upon request, by calling
(800) 463-6670. The address of each Trustee and Officer as it relates to the Trust's business is Barley Mill House, 3701 Kennett Pike, Wilmington, DE 19807.

                                                                                           NUMBER OF              OTHER
                                   TERM OF                                              PORTFOLIOS IN          TRUSTEESHIPS
                                  OFFICE AND                                             FUND COMPLEX          DIRECTORSHIPS /
NAME, DOB AND                   LENGTH OF TIME          PRINCIPAL OCCUPATION(s)          OVERSEEN BY           HELD BY TRUSTEE
POSITION(s) WITH TRUST            SERVED (1)             DURING PAST 5 YEARS               TRUSTEE            FOR PAST 5 YEARS
-----------------------------   --------------   ------------------------------------   -------------   ----------------------------
                                                        DISINTERESTED TRUSTEES

Wendell Fenton                    Since 1997     Retired since 2009; formerly,               1          None.
Date of Birth: May 1939                          Partner, Richards,Layton &
Trustee                                          Finger (law firm) from 1971 to 2009.

Nicholas A. Giordano              Since 2000     Consultant, financial services              1          Trustee, WT Mutual Fund (12
Date of Birth: March 1943                        organizations since 1997.                              portfolios) (a registered
Trustee                                                                                                 Director, investment
                                                                                                        company); Independence Blue
                                                                                                        Cross; Director, Intricon
                                                                                                        Corp. (producer of medical
                                                                                                        devices); and Director, The
                                                                                                        RBB Fund, Inc.
                                                                                                        (19 portfolios), (a
                                                                                                        registered investment
                                                                                                         company).

David M. Reese, Jr.               Since 1997     Semi-retired since 1996.                     1         None.
Date of Birth: July 1935
Trustee

David D. Wakefield                Since 1997     Retired private investor since 1997.         1         Formerly, Director,
Date of Birth: October 1930                                                                             Townsend's Inc. (food
Trustee                                                                                                 products and ser- vices).

                                                        INTERESTED TRUSTEE

Ford B. Draper, Jr.(2)            Since 1997     Founder, President, Director,
Date of Birth: May 1942                          and Chief Investment                         1         None.
Trustee, Chairman, President,                    Officer of Kalmar
Principal Executive Officer                      Investments Inc.
                                                 since 1982; President,
                                                 Kalmar Investment
                                                 Advisers since 1997.

KALMAR POOLED INVESTMENT TRUST                      FUND MANAGEMENT -- CONCLUDED
"GROWTH-WITH-VALUE" SMALL CAP FUND                                   (UNAUDITED)

                                                                                           NUMBER OF              OTHER
                                   TERM OF                                              PORTFOLIOS IN          TRUSTEESHIPS
                                  OFFICE AND                                             FUND COMPLEX          DIRECTORSHIPS /
NAME, DOB AND                   LENGTH OF TIME          PRINCIPAL OCCUPATION(s)          OVERSEEN BY           HELD BY TRUSTEE
POSITION(s) WITH TRUST            SERVED (1)             DURING PAST 5 YEARS               TRUSTEE            FOR PAST 5 YEARS
-----------------------------   --------------   ------------------------------------   -------------   ----------------------------

                                                       OFFICERS WHO ARE NOT TRUSTEES

Ford B. Draper, III(3)            Since 2000     Managing Director, Trading and              N/A                    N/A
Date of Birth: November 1966                     Client Services, Kalmar Investments
Vice President                                   Inc. since 1991 and Kalmar
                                                 Investment Advisers since 1997.

Verna Knowles                     Since 1998     Administration Director and                 N/A                    N/A
Date of Birth: November 1945                     Treasurer, Kalmar Investments Inc.
Treasurer and Chief Financial                    since 1998; Trustee and Treasurer,
Officer                                          Kalmar Investment Advisers since
                                                 1997; President and Director, Books
                                                 and Balances Ltd. (accounting
                                                 services) since 1988.

Marjorie L. McMenamin             Since 1998     Operations Director, Kalmar                 N/A                    N/A
Date of Birth: August 1949                       Investments Inc. since 1992;
Secretary                                        Operations Director, Kalmar
                                                 Investment Advisers since 1997.

Kimberly R. Portmann              Since 2004     Chief Compliance Officer, Kalmar            N/A                    N/A
Date of Birth: January 1967                      Investments  Inc. and Kalmar
Chief Compliance Officer                         Investment Advisers since 2004.

Diane J. Drake                    Since 2005     Vice President and Counsel, PNC             N/A                    N/A
Date of Birth: July 1967                         Global Investment Servicing (U.S.)
Assistant Secretary                              Inc. ("PNC") since 2008; Vice
                                                 President and Associate Counsel,
                                                 PNC from 2003-2007.

James G. Shaw                     Since 2005     Director and Vice President, PNC            N/A                    N/A
Date of Birth: October 1960                      since 2005; Vice President, PNC from
Assistant Treasurer                              1995-2005.

(1) Each Trustee and Officer serves for an indefinite term, until his or her successor is elected.

(2) Mr. Ford B. Draper, Jr. is an "interested" Trustee, as defined in the 1940 Act by reason of his affiliation with Kalmar Investment Advisers, the Trust's investment adviser.

(3)   Mr. Ford B. Draper, III is the son of Ford B. Draper, Jr.

KALMAR POOLED INVESTMENT TRUST                         OTHER MATTERS (UNAUDITED)
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

1. PROXY VOTING POLICIES AND PROCEDURES. Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2008 to June 30, 2009 and a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 800-463-6670, by accessing the Adviser's website, WWW.KALMARINVESTMENTS.COM, or by accessing the SEC's website at WWW.SEC.GOV.

2. QUARTERLY PORTFOLIO SCHEDULES. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q, which are available on the SEC's website WWW.SEC.GOV. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT. In connection with its review of the renewal of the existing advisory agreement for the Fund, the Board considered, among other factors, the nature, extent and quality of the services provided by the Adviser and the overall fairness of the agreement to the Fund. The Board, and the disinterested Trustees, considered the continuation of the agreement pursuant to a process that concluded at the Board's November 10, 2009 meeting. At the direction of the disinterested Trustees, counsel to the Fund sent a letter to the Adviser requesting information to be provided to the Trustees in advance of their November Board meeting. As a result, the Trustees received written information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the costs of services provided and estimated profits realized by the Adviser and its affiliates, (iii) the extent to which economies of scale may be realized as the Fund grows, (iv) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (v) comparisons of advisory fees paid to other registered investment companies, as well as advisory fees paid to the Adviser by other investment companies and institutional clients (vi) the size and qualifications of the Adviser's portfolio management staff, (vii) a description of the investment decision-making process, sources of information and investment strategies, (viii) investment performance, (ix) brokerage selection procedures (including soft dollar arrangements), (x) compliance with the Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, (xi) the Adviser's proxy voting policies and (xii) benefits realized by the Adviser (and its affiliates) from its relationship with the Fund.

The Trustees also received a memorandum from counsel to the Fund describing their duties in connection with advisory contract approvals. The Trustees were aware of the information noted above during their discussions and deliberations. The Board also considered and weighed their accumulated experience in governing the Fund and working with Kalmar on matters relating to the Fund, and was assisted in their deliberations by the advice of the Fund's legal counsel.

KALMAR POOLED INVESTMENT TRUST            OTHER MATTERS (UNAUDITED) -- CONTINUED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the services performed by the Adviser, the Adviser's Form ADV, the size of the Adviser's staff performing services for the Fund and their qualifications and considered the Adviser's investment philosophy for the Fund. Based on the information provided and the Board's previous experience with the Adviser, the Board concluded that the nature and extent of services provided by the Adviser were appropriate and that the quality of these services was consistent with the industry norms and that the Fund was expected to benefit from the continued provision of the Adviser's services.

The Board also reviewed information on the performance of the Fund along with performance information of relevant securities indices and a peer group of mutual funds. The Trustees reviewed the Fund's performance for the one year, three year, five year and ten year periods, each ended September 30, 2009, and compared the Fund's performance against the Russell 2000 Growth Index, the Russell 2000 Index and the Lipper Small Cap Growth Fund Index (the "Lipper Index") for the same periods. The Trustees noted that: (i) for the one year period, the Fund's performance exceeded the performance of the Russell 2000 Index but trailed the Russell 2000 Growth Index and the Lipper Index; (ii) for the three year period, the Fund's performance exceeded the Russell 2000 Index and the Lipper Index but trailed the Russell 2000 Growth Index; (iii) for the five year period, the Fund's performance trailed all of the indices; and (iv) for the ten year period, the Fund's performance exceeded the performance of all of the indices. The Board also reviewed the performance of the Fund relative to a peer group of fourteen other small cap funds selected by the investment adviser and noted that the Fund's performance was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies.

The Board also reviewed information on the Fund's advisory fee and expense ratio in comparison to a peer group of mutual funds. This information showed that the Adviser's fee and the Fund's overall expense ratio were within an acceptable range in relation to fees charged by other advisers for managing comparable mutual funds with similar strategies and such other mutual fund's total expense ratio. The Board concluded that the Adviser's fees were reasonable in relation to the nature and quality of the services provided. The Board also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided, and the Fund's investment performance.

The Board also considered the costs of the services provided by the Adviser and the profits realized by the Adviser from its relationship with the Fund. The Board reviewed the Adviser's cost allocation methodology as well as the Adviser's balance sheet and schedule of revenue, expenses and operating income. Based on this information, the Board concluded that the profits realized by the Adviser were reasonable after considering the entrepreneurial and business risks incurred by the Adviser and the costs of providing investment advisory services to the Fund. In addition, the Board considered the extent to which economies of scale may be realized as the Fund grows and implemented advisory fee breakpoints to reflect economies of scale for the benefit of shareholders at higher asset levels. The Board considered the Fund's current advisory breakpoint levels and the benefits derived by shareholders as the Fund's asset levels increase.

KALMAR POOLED INVESTMENT TRUST            OTHER MATTERS (UNAUDITED) -- CONCLUDED
----------------------------------
"GROWTH-WITH-VALUE" SMALL CAP FUND

Based on all of the information considered and the conclusions reached, the Board approved the Fund's advisory agreement with the Adviser for an additional one-year period ending November 30, 2010. In arriving at their decision the Trustees did not identify any single matter as controlling the Board's analysis, but made their determination in light of all the circumstances.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE) WWW.KALMARINVESTMENTS.COM

                                   DISTRIBUTOR
                             PFPC DISTRIBUTORS, INC.
                                 760 MOORE ROAD
                            KING OF PRUSSIA, PA 19406

                              SHAREHOLDER SERVICES
                   PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
                                 P.O. BOX 9831
                              PROVIDENCE, RI 02940

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                               THE EASTWICK CENTER
                             8800 TINICUM BOULEVARD
                             PHILADELPHIA, PA 19153

                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              DELOITTE & TOUCHE LLP
                               1700 MARKET STREET
                             PHILADELPHIA, PA 19103

                         KALMAR POOLED INVESTMENT TRUST
                  PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
                                 P.O. BOX 9831
                              PROVIDENCE, RI 02940
                      (WEBSITE) WWW.KALMARINVESTMENTS.COM
KL12 - 12/09

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Nicholas A. Giordano and David D. Wakefield) are "independent," as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $30,500 for 2008 and $32,000 for 2009.

AUDIT-RELATED FEES

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2009.

TAX FEES

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,700 for 2008 and $6,000 for 2009. The fees billed were for review by the principal accountant of the registrant's Federal and State tax returns.

ALL OTHER FEES

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

    (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            Pursuant to its charter, the Registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the Registrant. The Audit Committee also pre-approves any non-audit services provided by the Registrant's principal accountant to Kalmar Investment Advisers.

    (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) 100%

                           (d) Not applicable

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

    (h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM  10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))
            and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                     Kalmar Pooled Investment Trust
             ------------------------------------------------------------------

By (Signature and Title)*        /s/ Ford B. Draper, Jr.
                          -----------------------------------------------------
                                 Ford B. Draper, Jr., Chief Executive Officer
                                 (principal executive officer)

Date March 4, 2010
    ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Ford B. Draper, Jr.
                          -----------------------------------------------------
                                 Ford B. Draper, Jr., Chief Executive Officer
                                 (principal executive officer)

Date March 4, 2010
    ---------------------------------------------------------------------------

By (Signature and Title)*        /s/ Verna E. Knowles
                          -----------------------------------------------------
                                 Verna E. Knowles, Chief Financial Officer
                                 (principal financial officer)

Date March 4, 2010
    ---------------------------------------------------------------------------
* Print the name and title of each signing officer under his or her signature.